CLEARWATER INVESTMENT TRUST

CLEARWATER SMALL COMPANIES FUND

SUPPLEMENT TO THE PROSPECTUS (“PROSPECTUS”)
DATED APRIL 29, 2020, AS SUPPLEMENTED

The date of this Supplement is September 28, 2020.

Effective September 18, 2020, the Board of Trustees (the “Board”) has approved an investment subadvisory agreement with an additional subadviser to the Clearwater Small Companies Fund (the “Fund”), Jackson Square Partners, LLC (“Jackson Square”). In connection with the change, the current allocation to Kennedy Capital Management, Inc. (“KCM”) will be reduced, and Donald M. Cobin of KCM will no longer serve as a portfolio manager for the Fund. Timothy P. Hasara and Christian McDonald of KCM will continue to serve as portfolio managers for the Fund.

In addition, the Board has approved a change in the name of the Fund, together with a change to the Fund’s policy to invest at least 80% of its net assets in particular investments (“80% Policy”). Effective November 30, 2020, the Fund’s name will be “Clearwater Select Equity Fund” and it will have an 80% Policy of investing, under normal market conditions, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities.

Appointment of Jackson Square as Subadviser

Effective immediately, the Prospectus is amended as follows.

1.	The second paragraph of the section titled “SUMMARY SECTION – Clearwater Small Companies Fund – Principal Investment Strategies” in the Prospectus is deleted and replaced with the following:

Clearwater Management Co., Inc. (“CMC”) serves as the investment manager to the Fund and is responsible for the oversight of the Fund’s subadvisers. The Fund uses a “multi-style, multi-manager” approach. The Fund’s adviser allocates portions of the Fund’s assets among subadvisers who employ distinct investment styles. The Fund currently allocates assets among the following subadvisers who provide day-to-day management for the Fund: Cooke & Bieler, L.P (“Cooke & Bieler”), Jackson Square Partners, LLC (“Jackson Square”), Kennedy Capital Management, Inc. (“KCM”), Parametric Portfolio Associates LLC (“Parametric”) and Pzena Investment Management LLC (“Pzena”). The allocation among subadvisers will vary over time, but the current intent of the Fund’s adviser is that under normal market conditions approximately 10% of the Fund’s assets will be allocated to Parametric and the remaining assets will be allocated to one or more of the Fund’s four other subadvisers that provide day-to-day management of the Fund. A subadviser may focus its investments in micro-, small- and/or medium-sized companies. Parametric manages its portion of the Fund’s assets using a passive management strategy to seek investment results that track, before fees and expenses, the investment results of the S&P SmallCap 600® Index as closely as possible without requiring the Fund to realize taxable gains. Parametric utilizes a representative sampling strategy, meaning that it does not intend that the portion of the Fund’s assets it manages will be invested in all the components of the S&P SmallCap 600® Index at any given time. The market capitalization of the companies included in the S&P SmallCap 600® Index as of May 29, 2020 was between $600 million and $2.4 billion. Cooke & Bieler seeks to buy businesses that it believes will compound value over time and to reduce risk through its stringent research process and decisions to purchase stocks at attractive prices. Jackson Square invests primarily in common stocks of growth-oriented companies that it believes have long-term capital appreciation potential and may grow faster than the U.S. economy. KCM uses a “bottom-up” investment approach in selecting securities based on its fundamental analysis of a security’s value. Pzena’s investment philosophy is a value equity strategy based on a fundamental, bottom-up research process. Fiduciary Counselling, Inc. (“FCI”) also acts as a subadviser to the Fund, but does not provide day-to-day management. FCI provides the Fund with the following investment-related services: investment strategy advice, manager recommendations and related duties as requested by the Fund’s adviser.

2.	In the section titled “SUMMARY SECTION – Clearwater Small Companies Fund – Principal Risks of Investing in the Fund” in the Prospectus, the following risk disclosure replaces “Small Company Risk”:

Small- and Medium-Sized Company Risk

Stocks of small- and medium-sized companies may lack the management expertise, financial resources, product diversification, and competitive strengths of larger companies. Prices of such stocks may be subject to more abrupt or erratic movements than stock prices of larger, more established companies or the market averages in general. In addition, the frequency and volume of their trading may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling the stocks of small- and medium-sized companies at the desired time and price.

3.	The section titled “SUMMARY SECTION – Clearwater Small Companies Fund – Fund Adviser and Portfolio Managers” in the Prospectus is deleted and replaced with the following:

Fund Adviser and Portfolio Managers

The Fund’s adviser is CMC. FCI acts as a subadviser to the Fund, but does not provide day-to-day management.

Subadvisers	Portfolio Managers	Period of Service
Cooke & Bieler	Michael M. Meyer, CFA, Partner Edward W. O’Connor, CFA, Partner R. James O’Neil, CFA, Partner Mehul Trivedi, CFA, Partner William Weber, CFA, Partner	All have been portfolio managers of the Fund since 2017.
Jackson Square	Christopher Bonavico, Portfolio Manager, Research Analyst Kenneth Broad, Portfolio Manager, Research Analyst Ian Ferry, Portfolio Manager, Research Analyst	All have been portfolio managers of the Fund since 2020.
KCM	Timothy P. Hasara, Portfolio Manager Christian McDonald, CFA, Assistant Portfolio Manager, Research Analyst	Mr. Hasara has been a portfolio manager of the Fund since 2007. Mr. McDonald has been a portfolio manager of the Fund since 2018.
Parametric	James Reber, Managing Director, Portfolio Management Thomas Seto, Head of Investment Management Xiaozhen Li, PhD, CFA, Director, Custom Core Portfolio Management	All have been portfolio managers of the Fund since 2020.
Pzena	John J. Flynn, Principal Evan D. Fox, CFA, Principal Benjamin S. Silver, CFA, CPA, Principal	All have been portfolio managers of the Fund since 2017.

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4.	The second and third paragraphs in the section titled “Clearwater SMALL COMPANIES Fund – Principal Investment Strategies” in the Prospectus are deleted and replaced with the following:

CMC serves as the investment manager to the Fund and is responsible for the oversight of the Fund’s subadvisers. The Fund’s adviser allocates portions of the Fund’s assets among subadvisers who employ distinct investment styles. The Fund currently allocates assets among the following subadvisers who provide day-to-day management for the Fund: Cooke & Bieler, L.P (“Cooke & Bieler”), Jackson Square Partners, LLC (“Jackson Square”), Kennedy Capital Management, Inc. (“KCM”), Parametric Portfolio Associates LLC (“Parametric”) and Pzena Investment Management LLC (“Pzena”). FCI also acts as a subadviser to the Fund, but does not provide day-to-day management. FCI provides the Fund with the following investment-related services: investment strategy advice, manager recommendations and related duties as requested by the Fund’s adviser.

CMC considers a variety of factors in determining the allocation of the Fund’s assets among the subadvisers. The adviser may consider a subadviser’s investment style, performance record, and the characteristics of the Fund’s typical portfolio investments, such as capitalization size, growth and profitability measures, valuation measures, economic sector weightings, and earnings and price volatility statistics. The allocation among subadvisers will vary over time, but the current intent of the Fund’s adviser is that under normal market conditions approximately 10% of the Fund’s net assets will be allocated to Parametric and the remaining assets will be allocated to one or more of Cooke & Bieler, Jackson Square, KCM and Pzena. A subadviser may focus its investments in micro-, small- and/or medium-sized companies.

5.	The following paragraph is added to the section titled “Clearwater SMALL COMPANIES Fund – Principal Investment Strategies” in the Prospectus:

Jackson Square, using a bottom-up approach in selecting securities, seeks to select securities of companies that it believes have enhanced business models, strong cash flows, and the opportunity to generate consistent, long-term growth of intrinsic business value. Jackson Square typically considers a company’s operational efficiencies, management’s plans for capital allocation, and the company’s shareholder orientation. Through Jackson Square’s investment research process, it seeks to identify the companies that it believes will exceed the market’s expectations for: (1) free cash flow growth and (2) sustainable competitive advantage. Jackson Square purchases securities when it believes the market has not already reflected these expectations in the current stock price. Additionally, Jackson Square typically invests for a 3 to 5 year time horizon allowing it to seek to take advantage of discrepancies between short-term price movements and long-term fundamental prospects.

6.	In the section titled “CLEARWATER SMALL COMPANIES FUND – Principal Risks of Investing in the Fund” in the Prospectus, the following risk disclosure replaces “Small Company Risk”:

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Small- and Medium-Sized Company Risk

Investment in stocks of small- and medium-sized companies may be riskier than investment in stocks of larger companies. These companies may lack the management expertise, financial resources, product diversification, and competitive strengths of larger companies, which may lead to a higher level of volatility. Prices of such stocks may be subject to more abrupt or erratic movements than stock prices of larger, more established companies or the market averages in general. In addition, the frequency and volume of their trading may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling the stocks of small- and medium-sized companies at the desired time and price.

7.	In the section titled “OTHER INVESTMENTS AND INVESTMENT STRATEGIES” under “Depositary Receipts”, “Small Companies Fund” is added to the listed Funds in the first sentence.

8.	The following is added to the fourth paragraph of the section titled “MANAGEMENT – Management Services and Fees” in the Prospectus:

With respect to the subadvisory contract with Jackson Square, a discussion regarding the basis for the Board of Trustees’ approval of the subadvisory contract will be included in the annual report of the Trust for the fiscal period ended December 31, 2020 when available.

9.	The following is added as an additional paragraph in the section titled “MANAGEMENT – Management Services and Fees” in the Prospectus:

CMC has engaged Jackson Square Partners, LLC (“Jackson Square”) as a subadviser to select investments for a portion of the Small Companies Fund. Jackson Square is organized as a Delaware limited liability company and is a registered investment adviser under the Advisers Act. Jackson Square’s address is One Letterman Drive, Building A, Suite A3-200, San Francisco, CA 94129. As of July 31, 2020, Jackson Square had approximately $20.9 billion in assets under management and approximately $2.4 billion in non-discretionary assets under advisement.

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10.	The rows relating to KCM in the section titled “MANAGEMENT – The Portfolio Managers” are deleted and replaced with the following:

Fund	Subadviser	Portfolio Manager	Since	Past 5 years’ business experience
Small Companies Fund	Jackson Square	Christopher Bonavico	2020	Chris Bonavico is a founding partner of Jackson Square (inception May 2014). Prior to joining Jackson Square as a portfolio manager and equity analyst, he was a member of the Focus Growth Equity team while it was part of Delaware Investments. Before that, Mr. Bonavico was a principal and portfolio manager at Transamerica Investment Management, where he managed sub-advised funds and institutional separate accounts. Prior to joining Transamerica in 1993, he was a research analyst for Salomon Brothers. Mr. Bonavico received a bachelor’s degree in economics from the University of Delaware.
Small Companies Fund	Jackson Square	Kenneth Broad	2020	Ken Broad is a founding partner of Jackson Square (inception May 2014). Prior to joining Jackson Square as a portfolio manager and equity analyst, he was a member of the Focus Growth Equity team while it was part of Delaware Investments. Mr. Broad joined Transamerica Investment Management in 2000, where he managed sub-advised funds and institutional separate accounts, leaving as a principal and portfolio manager. Previously, he was a portfolio manager with The Franklin Templeton Group and was a consultant in the business valuation and merger and acquisition group at KPMG Peat Marwick. Mr. Broad earned an MBA from the University of California at Los Angeles and a bachelor’s degree in economics from Colgate University.
Small Companies Fund	Jackson Square	Ian Ferry	2020	Ian Ferry is a founding partner of Jackson Square (inception May 2014). Prior to joining Jackson Square as a portfolio manager and research analyst, he was a member of the Focus Growth Equity team while it was part of Delaware Investments. Prior to that, Mr. Ferry was an equity research analyst with Fidelity from August 2010 to October 2011, an analyst intern with Carson Capital in the summer of 2009, with HarbourVest Partners from 2005 to 2008 in its private equity group, and with Houlihan Lokey in 2004 as a financial analyst. He earned a bachelor’s degree in finance from Tulane University and an MBA with a concentration in management from The Wharton School at the University of Pennsylvania.
Small Companies Fund	KCM	Timothy P. Hasara	2007	Timothy Hasara, is the Portfolio Manager for the Micro Cap Tax Efficient, the Micro Cap and the SMID Opportunistic Yield strategies. Mr. Hasara began his investment career in 1994 and prior to joining KCM, he was an Information Systems Manager for the office of the Illinois Secretary of State. Mr. Hasara joined KCM in 1994 as an analyst and was promoted to Portfolio Manager in 1995. He received a B.B.A. in Marketing from the University of Notre Dame and an M.S. in Management from Johns Hopkins University. Mr. Hasara has also passed the Uniform Investment Adviser Law examination.
Small Companies Fund	KCM	Christian McDonald, CFA	2018	Christian McDonald, CFA, is the Portfolio Manager for the ESG SMID Cap strategy. Mr. McDonald also serves as the Co-Portfolio Manager for the Small Cap Core Strategy and the Assistant Portfolio Manager for the Micro Cap Tax Efficient and the Micro Cap strategies. In addition, Mr. McDonald serves as a Research Analyst at KCM, primarily responsible for selecting and monitoring securities within the industrials sector of KCM’s universe. Mr. McDonald joined KCM in November 2005. Prior to joining KCM, he spent six years in various finance functions at The Boeing Company. Mr. McDonald graduated summa cum laude with a B.S. in Finance and Operations Management from Washington University in St. Louis and earned an M.B.A. from the UCLA Anderson School of Business.

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11.	On page 58 of the Prospectus, the following is added under “CLEARWATER INVESTMENT TRUST – Clearwater Small Companies Fund Subadvisers”:

Jackson Square Partners, LLC

One Letterman Drive, Building A, Suite A3-200

San Francisco, CA 94129

New Name and 80% Policy

Effective November 30, 2020, the Prospectus will be amended as follows.

1.	All references to the Clearwater Small Companies Fund and Small Companies Fund in the Prospectus will be deleted and replaced with the Clearwater Select Equity Fund and Select Equity Fund, respectively.

2.	The first paragraph of the section titled “SUMMARY SECTION – Clearwater Small Companies Fund – Principal Investment Strategies” in the Prospectus will be deleted and replaced with the following:

Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. Equity securities in which the Fund invests consist primarily of exchange-traded common and preferred stocks. The Fund may also invest in a type of equity security called a convertible security to reduce volatility or correlation risk in the portfolio. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. While the Fund is permitted to invest in securities of any market capitalization, the Fund invests primarily in securities of micro-, small- and medium-sized companies.

3.	The first paragraph of the section titled “Clearwater SMALL COMPANIES Fund – Principal Investment Strategies” in the Prospectus will be deleted and replaced with the following:

Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. Equity securities in which the Fund invests consist primarily of exchange-traded common and preferred stocks. The Fund may also invest in a type of equity security called a convertible security to reduce volatility or correlation risk in the portfolio. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. While the Fund is permitted to invest in securities of any market capitalization, the Fund invests primarily in securities of micro-, small- and medium-sized companies. The Fund’s 80% policy may be changed by the Board of Trustees on 60 days’ prior written notice to shareholders.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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CLEARWATER INVESTMENT TRUST

CLEARWATER SMALL COMPANIES FUND

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
DATED APRIL 29, 2020, AS SUPPLEMENTED

The date of this Supplement is September 28, 2020.

Effective September 18, 2020, the Board of Trustees (the “Board”) has approved an investment subadvisory agreement with an additional subadviser to the Clearwater Small Companies Fund (the “Fund”), Jackson Square Partners, LLC (“Jackson Square”). In connection with the change, the current allocation to Kennedy Capital Management, Inc. (“KCM”) will be reduced, and Donald M. Cobin of KCM will no longer serve as a portfolio manager for the Fund. Timothy P. Hasara and Christian McDonald of KCM will continue to serve as portfolio managers for the Fund.

In addition, the Board has approved a change in the name of the Fund, together with a change to the Fund’s policy to invest at least 80% of its net assets in particular investments (“80% Policy”). Effective November 30, 2020, the Fund’s name will be “Clearwater Select Equity Fund” and it will have an 80% Policy of investing, under normal market conditions, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities.

Appointment of Jackson Square as Subadviser

Effective immediately, the SAI is amended as follows.

1.	In the paragraph covering “Depositary Receipts” under the section titled “INVESTMENT OBJECTIVES AND POLICIES”, “Small Companies Fund” is added to the listed Funds throughout the paragraph.

2.	In the paragraph covering “Real Estate Investment Trusts” under the section titled “INVESTMENT OBJECTIVES AND POLICIES”, “Small Companies Fund” is added throughout the paragraph.

3.	In the section titled “RISK FACTORS”, the row in the table referring to “Foreign Securities Market Risk” is deleted and replaced with the following:

	Core Equity Fund	Small Companies Fund	International Fund	Tax-Exempt Bond Fund
Foreign Securities Market Risk	X	X	X

4.	In the last sentence of the second paragraph under the section titled “BROKERAGE”, “Jackson Square Partners, LLC (Small Companies Fund)” is added to the list of subadvisers.

5.	The following is added under the disclosure of the fee rates for “Clearwater Small Cap Core Assets” in the discussion of KCM is the section “MANAGEMENT, ADVISORY AND OTHER SERVICES – Portfolio Subadvisers”:

KCM does not currently manage assets utilizing this strategy for the Small Companies Fund.

6.	The following paragraphs are added to the section titled “MANAGEMENT, ADVISORY AND OTHER SERVICES – Portfolio Subadvisers”:

Jackson Square Partners, LLC. Jackson Square Partners, LLC (“Jackson Square”) is organized as a Delaware limited liability company and is a registered investment adviser under the Advisers Act. Jackson Square’s address is One Letterman Drive, Building A, Suite A3-200, San Francisco, CA 94129. Jackson Square’s owners are California Street Partners, LP and Macquarie Investment Management Advisers, a series of Macquarie Investment Management Business Trust. California Street Partners, LP represents the collective ownership of certain members of the investment team and other key employees of Jackson Square. Macquarie Investment Management Business Trust is a passive owner of Jackson Square; it does not have the right to elect any member of the board of managers of Jackson Square and does not have the power, directly or indirectly, to direct the management or policies of Jackson Square, whether through ownership of securities, by contract, or otherwise. Consequently, Macquarie Investment Management Business Trust is not deemed to be a “control person,” an “advisory affiliate” or a “related person” of Jackson Square. Jackson Square entered into a subadvisory contract dated September 18, 2020 to manage a portion of the Small Companies Fund’s portfolio. Jackson Square is not affiliated with CMC or the Trust. Jackson Square performs its duties and provides services subject to the oversight and supervision of CMC. As of July 31, 2020, Jackson Square had approximately $20.9 billion in assets under management and approximately $2.4 billion of non-discretionary assets under advisement.

Under the terms of the Small Companies Fund subadvisory contract, Jackson Square will provide a continuous investment program for the portion of Fund assets allocated to it, consistent with the Fund’s investment objectives and applicable policies. Jackson Square is also responsible for making all portfolio and brokerage decisions for the portion of Fund assets allocated to it.

Fees payable to Jackson Square under the agreement are calculated on the basis of average daily net assets and are paid quarterly by CMC. The Small Companies Fund is not responsible for payment of the subadvisory fees to Jackson Square.

7.	The following rows are added to the section titled “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS – Other Accounts the Portfolio Managers are Managing”:

Portfolio Manager	Fund	Other Accounts Managed by the Portfolio Manager
Christopher Bonavico*	Small Companies Fund

Other Registered Investment Companies: 13 funds with approximately $9.9 billion in assets, including 2 funds with a performance based fee and approximately $5.0 billion in assets.

Other Pooled Investment Vehicles: 11 pools with approximately $4.0 billion in assets.

Other Accounts: 34 accounts with approximately $5.4 billion in assets, including 3 accounts with a performance based fee and approximately $560 million in assets.

Portfolio Manager	Fund	Other Accounts Managed by the Portfolio Manager
Kenneth Broad*	Small Companies Fund

Other Registered Investment Companies: 4 funds with approximately $1.6 billion in assets.

Other Pooled Investment Vehicles: 6 pools with approximately $1.2 billion in assets.

Other Accounts: 22 accounts with approximately $1.6 billion in assets, including 2 accounts with a performance based fee and approximately $312 million in assets.

Ian Ferry*	Small Companies Fund

Other Registered Investment Companies: 3 funds with approximately $1.6 billion in assets.

Other Pooled Investment Vehicles: 6 pools with approximately $1.2 billion in assets.

Other Accounts: 17 accounts with approximately $1.4 billion in assets, including 1 account with a performance based fee and approximately $116 million in assets.

*Data for this portion of the table is as of June 30, 2020.

8.	The following row is added to the Conflict of Interest table in the section titled “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS – Conflicts of Interest”:

Portfolio Manager	Fund	Conflict of Interest
Christopher Bonavico Kenneth Broad Ian Ferry	Small Companies Fund

Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Fund, and the investment action for each other fund or account and the Fund may differ. For example, one fund or account may be selling a security, while another fund or account may be purchasing or holding the same security. As a result, transactions executed for one fund or account or the Fund may adversely affect the value of securities held by another fund or account or the Fund. In addition, the management of multiple other funds or accounts and the Fund may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Fund. A portfolio manager may discover an investment opportunity that may be suitable for more than one fund or account. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. Jackson Square has adopted procedures designed to allocate investments fairly across multiple funds or accounts.

Certain of the accounts managed by the portfolio managers have performance-based fees. This compensation structure presents a potential conflict of interest. The portfolio managers have an incentive to manage such accounts so as to enhance their performance, to the possible detriment of other accounts for which the investment manager does not receive a performance-based fee. A portfolio manager’s management of personal accounts also may present certain conflicts of interest.

Portfolio Manager	Fund	Conflict of Interest
Although Jackson Square’s code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

9.	The following row is added to the Compensation Structure table in the section titled “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS – Compensation Structure” after the last row relating to the Small Companies Fund:

Portfolio Manager	Fund	Compensation Structure
Christopher Bonavico Kenneth Broad Ian Ferry	Small Companies Fund

Jackson Square’s investment professionals have remained together, bound by culture and the unique nature of the team’s research/portfolio manager role, for over a decade on average. Through various market and organizational circumstances over the years, the group has maintained a meritocracy and very strong pay-for-performance ethos that rewards positive impact to client portfolios. Each stock in each portfolio has two or more “sponsors” who have mathematical ownership of those names for performance attribution purposes (e.g., 60/40 or 50/50-type responsibility splits). This stock-by-stock attribution can then be aggregated and the individual contributions of team members measured, down to the basis point, for each performance period measured: 1/3/5 year and since inception.

Aggregate compensation is ultimately driven by revenues, which—in turn—is correlated with assets under management, which ultimately correlates with performance over the long term, in a self-reinforcing cycle of better performance leading to more assets under management (both via flows and appreciation) and greater revenues/compensation. Additionally, qualitative factors such as contribution to debates of other team members’ ideas are also considered in compensation. Certain employees, including all eight members of the investment team, have equity ownership as part of their compensation.

In terms of the composition of compensation paid to the investment team, it is expected to be a combination of base salary, partnership equity distributions, and discretionary annual bonuses. Jackson Square believes this combination will have the proper incentives to award prudent long term focus on building a stable and sustainable business while also rewarding professionals for superior relative interim results.

10.	The following rows are added to the section titled “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS – Share Ownership by Portfolio Managers”:

Portfolio Manager	Fund	Ownership
Christopher Bonavico*	Small Companies Fund	A
Kenneth Broad*	Small Companies Fund	A

Portfolio Manager	Fund	Ownership
Ian Ferry*	Small Companies Fund	A

* Data for this portion of the table is as of August 31, 2020.

11.	The following is added to the end of the section titled “APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES – Clearwater Small Companies Fund”:

JACKSON SQUARE PARTNERS, LLC

PROXY VOTING POLICY

Jackson Square Partners is a registered investment adviser with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Investment Advisers Act of 1940, as amended, (the “Advisers Act”). Jackson Square provides investment advisory services to various types of clients such as registered and unregistered commingled funds, defined benefit plans, defined contribution plans, private and public pension funds, foundations, endowment funds and other types of institutional investors. Pursuant to the terms of an investment management agreement between Jackson Square and its client or as a result of some other type of specific delegation by the client, Jackson Square is often given the authority and discretion to vote proxies relating to the underlying securities which are held on behalf of such client. Also, clients sometimes ask Jackson Square to give voting advice on certain proxies without delegating full responsibility to Jackson Square to vote proxies on behalf of the client. Jackson Square has adopted the following Proxy Voting Policy and Procedures (the “Procedures”) in order to ensure that Jackson Square votes proxies or gives proxy voting advice that is in the best interests of its clients.

Proxy Committee

To help make sure that Jackson Square votes client proxies in accordance with the Procedures and in the best interests of clients, Jackson Square has established a Proxy Committee (the “Committee”), which is responsible for overseeing the firm’s proxy voting process. The Committee consists of the following persons:

●	Chief Compliance Officer;

●	Chief Financial Officer;

●	Representatives from the portfolio management team. The person(s) representing the portfolio management team on the Committee may change from time to time.

The Committee meets as necessary to help Jackson Square fulfill its duties to vote proxies for clients, but in any event, will meet at least quarterly to discuss various proxy voting issues.

Proxy Voting Procedures

One of the main responsibilities of the Committee is to review and approve on a yearly basis the Procedures, which are based on proxy voting guidelines established by Institutional Shareholder Services (“ISS”). The Procedures are usually reviewed during the first quarter of the calendar year before the beginning of the “proxy voting season” and may also be reviewed at other times of the year, as necessary. When reviewing the Procedures, the Committee looks to see if the Procedures are consistent with the firm’s goal of voting in the best interests of clients and maximizing the value of the underlying shares being voted on by Jackson Square. The Committee will also review the Procedures to make sure that they comply with any new rules promulgated by the SEC or other relevant regulatory bodies. After the Procedures are approved by the Committee, Jackson Square will vote proxies or give advice on voting proxies generally in accordance with such Procedures, although in certain cases, the portfolio management team may direct a particular proxy to be voted contrary to the Procedures if the portfolio management team believes that such a vote would better serve the client’s best interests.

In order to facilitate the process of voting proxies, Jackson Square has contracted with ISS. Both ISS and the client’s custodian monitor corporate events for Jackson Square. Jackson Square gives an authorization and letter of instruction to the client’s custodian who then forwards proxy materials it receives to ISS so that ISS may vote the proxies. On approximately a monthly basis, Jackson Square will send ISS an updated list of client accounts and security holdings in those accounts, so that ISS can update its database and is aware of which proxies it will need to vote on behalf of Jackson Square’s clients. If needed, the Committee has access to these records.

After receiving the proxy statements, ISS will review the proxy issues and vote them in accordance with the Proxy Voting Guidelines established by ISS, which are reviewed annually by the Committee (the “Guidelines”). In these circumstances, ISS will review the relevant facts and circumstances and research the issue to determine how the proxy should be voted, so that the proxy is voted in the best interests of the client and pursuant to the spirit of the Guidelines. The analysts responsible for each security will review such proxies and assess whether to recommend to the Committee to override the ISS vote recommendation.

The Committee’s default position for proxy voting is to comply with the recommendations set forth in the Guidelines, which summarizes Jackson Square’s position on various issues and gives a general indication as to how proxies will be voted on each issue. Although Jackson Square will usually vote proxies in accordance with the Guidelines, Jackson Square reserves the right to vote certain issues counter the Guidelines, if, after a review of the matter, Jackson Square determines that a Client’s best interests would be served by such a vote. A copy of the Guidelines will be maintained by the Committee.

After a proxy has been voted, ISS will create a record of the vote in order to help Jackson Square comply with its duties listed under “Availability of Proxy Voting Records and Recordkeeping” below. If a client provides Jackson Square with its own recommendation on a proxy vote, Jackson Square will forward the client’s recommendation to ISS who will vote the client’s proxy pursuant to the client’s recommendation.

The Committee is responsible for overseeing ISS’s proxy voting activities for Jackson Square’s clients and will attempt to ensure that ISS is voting proxies pursuant to the Procedures. As part of the Committee’s oversight of ISS, the Committee will periodically review ISS’s conflict of interest procedures and any other pertinent procedures or representations from ISS in an attempt to ensure that ISS will make recommendations for voting proxies in an impartial manner and in the best interests of Jackson Square’s clients.

There may be times when Jackson Square believes that the best interests of the client will be better served if Jackson Square votes a proxy counter to ISS’s recommended vote on that proxy. In those cases, the Committee will generally review the research provided by ISS on the particular issue, and it may also conduct its own research or solicit additional research from another third party on the issue.

After gathering this information and possibly discussing the issue with other relevant parties, the Committee will use the information gathered to determine how to vote on the issue in a manner which the Committee believes is consistent with these Procedures and in the best interests of the client. Jackson Square will maintain records of such decisions.

Jackson Square will attempt to vote every proxy which it or its agents receive when a client has given Jackson Square the authority and direction to vote such proxies. However, there may be situations in which Jackson Square may not be able to process a proxy. For example, Jackson Square may not have sufficient time to process a vote because Jackson Square or its agents received a proxy statement in an untimely manner.

Company Management Recommendations

When determining whether to invest in a particular company, one of the factors Jackson Square may consider is the quality and depth of the company’s management. As a result, Jackson Square often believes that recommendations of management on any issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. Thus, on many issues, Jackson Square’s votes are cast in accordance with the recommendations of the company’s management. However, Jackson Square will normally vote against management’s position when it runs counter to the Guidelines, and Jackson Square will also vote against management’s recommendation when representatives of the Committee determines that such position is not in the best interests of Jackson Square’s clients.

Conflicts of Interest

As a matter of policy, the Committee and any other officers, directors, employees and affiliated persons of Jackson Square may not be influenced by outside sources who have interests which conflict with the interests of Jackson Square’s clients when voting proxies for such clients. However, in order to ensure that Jackson Square votes proxies in the best interests of the client, Jackson Square has established various systems described below to properly deal with a material conflict of interest.

Most of the proxies which Jackson Square receives on behalf of its clients are voted by ISS in accordance with these pre-determined, pre-approved Procedures. The Procedures are then utilized by ISS going forward to vote client proxies. The Committee approves the Procedures only after it has determined that the Procedures are designed to help Jackson Square vote proxies in a manner consistent with the goal of voting in the best interests of its clients. Because the majority of client proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for Jackson Square to make a real-time determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for Jackson Square from the proxy voting process.

In circumstances where Jackson Square is considering voting a proxy contrary to ISS’s recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving Jackson Square or affiliated persons of Jackson Square. If there is no perceived conflict of interest, the Committee will then vote the proxy according to the process described in the Procedures above. If at least one member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the client. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the client. In these instances, the Committee must come to a unanimous decision regarding how to vote the proxy or they will be required to vote the proxy in accordance with ISS’s original recommendation. Documentation of the reasons for voting contrary to ISS’s recommendation will generally be retained by Jackson Square.

Proxy Voting for Fund Clients

The Board for each Fund client has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to Jackson Square. Jackson Square has agreed to vote the proxy ballots received on behalf of the Fund and will vote such proxies in accordance with its proxy policies and procedures.

Form N-PX must be filed for Jackson Square’s Fund Clients no later than August 31 of each year. Any request for information about proxy voting or class actions should be promptly forwarded to the CCO, who will respond to any such requests.

Availability of Proxy Voting Information and Record Keeping

Where requested by a client, Jackson Square will provide the client or its representative information on how its securities were voted. At the beginning of a new relationship with a client, Jackson Square will provide clients with a summary of Jackson Square’s proxy voting process and will inform clients that they can obtain a copy of the complete Procedures upon request. The information described in the preceding two sentences will be included in Part 2A of Jackson Square’s Form ADV which is delivered to each new client prior to the commencement of investment management services. Existing clients will also be provided with the above information.

Jackson Square retains records regarding proxy voting on behalf of clients. Jackson Square will keep records of the following items: (i) the Procedures; (ii) proxy statements received regarding client securities (via ISS); (iii) records of votes cast on behalf of Jackson Square’s clients (via ISS); (iv) records of a client’s written request for information on how Jackson Square voted proxies for the client, and any Jackson Square written response to an oral or written client request for information on how Jackson Square voted proxies for the client; (v) the Guidelines; and (vi) any documents prepared by Jackson Square that were material to making a decision how to vote or that memorialized the basis for that decision. These records will be maintained in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record. For the first two years, such records will be stored at the offices of Jackson Square.

Class Actions

From time to time Jackson Square may receive notification of a class action involving a security held or previously owned by client accounts. As disclosed in the firm’s Form ADV Part 2A, Jackson Square does not typically respond to class actions. Any employee receiving notification of a class action should provide the notification to the CCO who will attempt to communicate the details to the relevant client’s authorized agents.

12.	On the last page of the SAI, the following is added under “CLEARWATER INVESTMENT TRUST – Clearwater Small Companies Fund Subadvisers”:

Jackson Square Partners, LLC

One Letterman Drive, Building A, Suite A3-200

San Francisco, CA 94129

13.	All references to Donald M. Cobin in the SAI are deleted.

New Name and 80% Policy

Effective November 30, 2020, the SAI will be amended as follows.

1.	All references to the Clearwater Small Companies Fund and Small Companies Fund in the SAI will be deleted and replaced with the Clearwater Select Equity Fund and Select Equity Fund, respectively.

2.	The second paragraph of the section titled “INVESTMENT OBJECTIVES AND POLICIES” will be deleted and replaced with the following:

Under normal market conditions, Core Equity Fund will invest approximately 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. companies. The Core Equity Fund may invest in certain short-term fixed income securities such as cash equivalents, although cash and cash equivalents are normally expected to represent less than 5% of the Core Equity Fund’s total assets. Under normal market conditions, Select Equity Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. Under normal market conditions, Tax-Exempt Bond Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in tax-exempt bonds, which are debt obligations issued by or for the U.S. states, territories and possessions and the District of Columbia. Under normal market conditions, International Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies organized or located outside the United States and doing a substantial amount of business outside the United States. The International Fund may invest in certain short-term fixed income securities such as cash equivalents, although cash and cash equivalents are normally expected to represent less than 5% of the International Fund’s total assets.

3.	The third to last paragraph of the section titled “INVESTMENT RESTRICTIONS – Nonfundamental Investment Restrictions” will be deleted and replaced with the following:

As a non-fundamental policy, under normal market conditions, Select Equity Fund will not invest less than 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities.

4.	The following statement will be added in the section titled “MORE INFORMATION ABOUT THE FUNDS –General”:

On November 30, 2020, Clearwater Select Equity Fund changed its name from Clearwater Small Companies Fund to Clearwater Select Equity Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.